Exhibit 99.1

Direct Digital Holdings Appoints Diana Diaz as

Chief Financial Officer

Houston, October 18, 2023 /PRNewswire/ -- Direct Digital Holdings, Inc. (Nasdaq: DRCT) ("Direct Digital Holdings" or the “Company”), a leading advertising and marketing technology platform operating through its companies Colossus Media, LLC (“Colossus SSP”), Huddled Masses LLC (“Huddled Masses”) and Orange142, LLC (“Orange142”), today announced that the Company appointed Diana Diaz, who had been serving as the Company’s interim Chief Financial Officer, as permanent Chief Financial Officer, effective October 16, 2023.

Ms. Diaz served as interim Chief Financial Officer of Direct Digital Holdings beginning June 5, 2023. As permanent Chief Financial Officer, she will continue to lead the Company’s finance, accounting and treasury organization and report directly to the Company’s Chief Executive Officer.

Mark D. Walker, Chairman and Chief Executive Officer, commented, “We are grateful for the hard work and dedication Diana has provided our team over the past several months and greatly excited to appoint her as our permanent Chief Financial Officer. She has been a trusted partner and an excellent leader of our finance division. With the help of her leadership and financial acumen, we are now more confident than ever in our team’s ability to execute our various strategies for growth in the coming months and years.”

Ms. Diaz joined the Company from Sharps Compliance Corp. (previously Nasdaq listed (SMED)) until its acquisition), a leading national healthcare waste management provider to customers in multiple healthcare-related markets, specializing in regulated waste streams including medical, pharmaceutical and hazardous, where she served for a total of 13 years, including as Vice President and Chief Financial Officer from June 2010 to February 2022. Ms. Diaz’s prior positions include Chief Financial Officer of University General Hospital in Houston, Texas from September 2006 to May 2009, Controller at Memorial Hermann Healthcare System, Texas Medical Center from September 2002 to August 2006 and Controller of the wholesale group at Reliant Energy from July 1998 to May 2002. Ms. Diaz received her BBA in Accounting from The University of Texas at Austin and her MBA from Rice University’s Jesse H. Jones Graduate School of Management.

Ms. Diaz said of her appointment, “This is a very exciting time to have joined Direct Digital Holdings. As Chief Financial Officer, I will continue to work closely with my fellow executive team members to capitalize on the Company’s strategic position and current favorable market dynamics to continue our growth. I am grateful for this appointment and look forward to continuing my work with this incredible team.”

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are subject to certain risks, trends and uncertainties.

As used below, “we,” “us,” and “our” refer to the Company. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Our forward-looking statements are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements, including, but not limited to: our dependence on the overall demand for advertising, which could be influenced by economic downturns; any slow-down or unanticipated development in the market for programmatic advertising campaigns; the effects of health epidemics; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers', suppliers' or other partners' computer systems; any unavailability or non-performance of the non-proprietary technology, software, products and services that we use; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry's technology and practices, and any perceived failure to comply with laws and industry self-regulation; restrictions on the use of third-party "cookies," mobile device IDs or other tracking technologies, which could diminish our platform's effectiveness; any inability to compete in our intensely competitive market; any significant fluctuations caused by our high customer concentration; our limited operating history, which could result in our past results not being indicative of future operating performance; any violation of legal and regulatory requirements or any misconduct by our employees, subcontractors, agents or business partners; any strain on our resources, diversion of our management's attention or impact on our ability to attract and retain qualified board members as a result of being a public company; our dependence, as a holding company, on receiving distributions from Direct Digital Holdings, LLC to pay our taxes, expenses and dividends; and other factors and assumptions discussed in the "Risk Factors," "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and other sections of our filings with the Securities and Exchange Commission that we make from time to time. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this press release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

About Direct Digital Holdings

Direct Digital Holdings (Nasdaq: DRCT), owner of operating companies Colossus SSP, Huddled Masses, and Orange 142, brings state-of-the-art sell- and buy-side advertising platforms together under one umbrella company. Direct Digital Holdings' sell-side platform, Colossus SSP, offers advertisers of all sizes extensive reach within general market and multicultural media properties. The Company's subsidiaries Huddled Masses and Orange142 deliver significant ROI for middle market advertisers by providing data-optimized programmatic solutions at scale for businesses in sectors that range from energy to healthcare to travel to financial services. Direct Digital Holdings' sell- and buy-side solutions manage on average over 136,000 clients monthly, generating approximately 250 billion impressions per month across display, CTV, in-app and other media channels.

Contacts:

Investors:

Brett Milotte, ICR

Brett.Milotte@icrinc.com